As filed with the U.S. Securities and Exchange Commission on September 9, 2008
Registration No. 333-153119

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

AMENDMENT NO. 1 TO FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
_____________________________________

ODYNE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	8742	13-4050047
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

89 Cabot Court, Suite L, Hauppauge, New York 11788 (631) 750-1010
	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
	Joshua A. Hauser President and Chief Operating Officer Odyne Corporation 89 Cabot Court, Suite L Hauppauge, New York 11788
	(Name, address, including zip code, and telephone number, including area code, of agent for service)
	Copy to: Spencer G. Feldman, Esq. Greenberg Traurig, LLP MetLife Building 200 Park Avenue - 15th Floor New York, New York 10166 Tel: (212) 801-9200; Fax: (212) 801-6400

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-accelerated Filer ☐	Smaller Reporting Company ☒

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THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATORY STATEMENT

We are filing this Amendment No. 1 to Registration Statement on Form S-1 to amend Part II of the Registration Statement by filing an updated legal opinion, attached as Exhibit 5.1 hereto.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) The exhibits listed in the following Exhibit Index are filed as part of this registration statement.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated October 17, 2006, between Technology Integration Group, Inc., PHEV Acquisition Corp. and Odyne Corporation. (1)

3.1	Certificate of Amendment of Certificate of Incorporation of Technology Integration Group, Inc. (changing name to Odyne Corporation). (2)

3.2	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Odyne Corporation. (2)

3.3	By-laws of Odyne Corporation. (2)

4.1	Form of Warrant to Purchase Common Stock for the investors in the October 2006 private placement. (2)

4.2	Form of 10% Senior Secured Convertible Debenture for the investors in the October 2007 private placement. (5)

4.3	Form of Warrant to Purchase Common Stock for the investors in the October 2007 private placement. (5)

4.4	Form of Warrant to Purchase Common Stock for the investors in the March 2008 private placement. (6)

5.1	Opinion of Greenberg Traurig, LLP. *

10.1	Form of Subscription Agreement by and among Odyne Corporation and the investors in the October 2006 private placement. (2)

10.2	Employment Agreement, dated as of September 1, 2006, between Roger M. Slotkin and Odyne Corporation. (2)

10.3	Employment Agreement, dated as of September 1, 2006, between Joshua A. Hauser and Odyne Corporation. (2)

10.4	Employment Agreement, dated as of September 1, 2006, between Joseph M. Ambrosio and Odyne Corporation. (2)

10.5	Employment Agreement, dated as of September 1, 2006, between Konstantinos Sfakianos and Odyne Corporation. (2)

10.6	Manufacturer’s Agreement, dated as of July 20, 2005, between the Town of North Hempstead and Odyne Corporation. (2)

10.7	Employment Agreement, dated as of September 1, 2007, between Alan Tannenbaum and Odyne Corporation. (4)

10.8	Form of Subscription Agreement by and among Odyne Corporation and the investors in the October 2007 private placement. (5)

10.9	Form of Registration Rights Agreement by and among Odyne Corporation and the investors in the October 2007 private placement. (5)

10.10	Form of Security Agreement by and among Odyne Corporation and the investors in the October 2007 private placement. (5)

10.11	Securities Purchase Agreement by and among Odyne Corporation and the investors in the March 2008 private placement. (6)

10.12	Registration Rights Agreement by and among Odyne Corporation and the investors in the March 2008 private placement. (6)

14.1	Code of Business Conduct and Ethics. (3)

23.1	Consent of Holtz Rubenstein Reminick LLP. (7)

23.2	Consent of Marcum & Kliegman LLP. (7)

23.3	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1).

________________

*	Filed herewith.

(1)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K, dated October 17, 2006, and filed with the U.S. Securities and Exchange Commission on October 18, 2006.

(2)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K, dated October 17, 2006, and filed with the U.S. Securities and Exchange Commission on October 25, 2006.

(3)	Incorporated by reference to the exhibits included with our Annual Report on Form 10-KSB dated December 31, 2006, and filed with the U.S. Securities and Exchange Commission on April 13, 2007.

(4)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K, dated September 19, 2007, and filed with the U.S. Securities and Exchange Commission on September 19, 2007.

(5)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K, dated October 26, 2007, and filed with the U.S. Securities and Exchange Commission on October 30, 2007.

(6)	Incorporated by reference to the exhibits included with our Current Report on Form 8-K, dated March 27, 2008, and filed with the U.S. Securities and Exchange Commission on March 31, 2008.

(7)
Incorporated by reference to the exhibits included with our Registration Statement on Form S-1 (File No. 333-153119), dated August 21, 2008, and filed with the U.S. Securities and Exchange Commission on August 21, 2008.

(b)  The financial statement schedules are either not applicable or the required information is included in the financial statements and footnotes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, in the City of Hauppauge, State of New York, on September 8, 2008.

ODYNE CORPORATION

By:  /s/ Alan Tannenbaum
Alan Tannenbaum
Chief Executive Officer
(principal executive officer)

By:  /s/ Daniel Bartley
Daniel Bartley
Chief Financial Officer
(principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Alan Tannenbaum Alan Tannenbaum	Chief Executive Officer (principal executive officer)	September 8, 2008

/s/ Joshua A. Hauser* Joshua A. Hauser	President, Chief Operating Officer and Director	September 8, 2008

/s/ Daniel Bartley Daniel Bartley	Chief Financial Officer (principal financial and accounting officer)	September 8, 2008

/s/ Jeffrey H. Auerbach* Jeffrey H. Auerbach	Director	September 8, 2008

/s/ Bruce E. Humenik* Bruce E. Humenik	Director	September 8, 2008

/s/ Stanley W. Struble* Stanley W. Struble	Director	September 8, 2008

/s/ S. Charles Tabak* S. Charles Tabak	Director	September 8, 2008

* By: /s/ Alan Tannenbaum Alan Tannenbaum Attorney-in-fact